Exhibit 99.1

Intermec, Inc. 6001 36th Avenue West Everett, WA 98203-1264 www.intermec.com

FOR IMMEDIATE RELEASE

INTERMEC REPORTS FINAL FIRST QUARTER 2012 RESULTS

•	GAAP Loss of $(242.1) and negative EPS of $(4.03) per fully diluted share

•	Revenue and Non-GAAP Results Unchanged

EVERETT, Wash. – May 16, 2012 – Intermec, Inc. (NYSE: IN), in its Form 10-Q filed today, issued final GAAP financial results for the quarter ended April 1, 2012 reflecting a GAAP loss of $(242.1) million, or $(4.03) per diluted share. Two non-cash adjustments, a valuation allowance for deferred tax assets and an impairment charge against the Company’s goodwill balance, caused the GAAP loss to be greater than the Company’s preliminary results announced earlier this month.

The Company increased its U.S. deferred tax assets valuation allowance by a net $206.9 million to offset the entire U.S. deferred tax assets balance. A valuation allowance is required by U.S. GAAP if it is more likely than not that all or part of a deferred tax asset cannot be realized in the future. After considering a number of factors, most significantly the Company’s historical cumulative GAAP losses for the three-year period preceding the quarter and its forecast for U.S. profitability for the remainder of the year, the Company recorded a non-cash charge for the balance of the U.S. deferred tax asset.

The Company also recognized a non-cash impairment charge of $14.9 million against goodwill related to its voice solutions business segment. The impairment was based on an analysis of a number of factors after a decline in its market capitalization following the Company’s first quarter 2012 earnings announcements. The impairment did not result from underperformance of its recent acquisition of Vocollect, which is performing in line with expectations. The impairment charge is an estimate based on completion of step one of the goodwill impairment test prescribed by GAAP. The Company expects to complete the second step of this analysis and adjust the impairment amount as needed when it prepares its financial results for the second fiscal quarter of 2012.

First quarter 2012 revenues of $179.7 million and our Adjusted Non-GAAP operating loss of $(12.7) million and Non-GAAP EPS of $(0.21) per diluted share were unchanged from the preliminary results reported on May 1st. Intermec believes it is appropriate to reflect both the deferred tax assets valuation allowance and the goodwill impairment charge as non-cash, non-operating adjustments to its GAAP results in presenting its adjusted, Non-GAAP results.

The following table presents the Company’s GAAP operating income (loss), net earnings (loss) and earnings (loss) per share reported for the first quarters of 2012 and 2011, and as adjusted excluding the impact of restructuring costs, acquisition-related costs and acquisition-related accounting adjustments:

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING INCOME,

NET EARNINGS AND EARNINGS PER SHARE

(In millions, except per share amounts)

(Unaudited)

	Quarter Ended April 1, 2012			Quarter Ended April 3, 2011
	Operating Income (loss)	Net earnings (loss)	Earnings (loss) per share	Operating Income (loss)	Net earnings (loss)	Earnings (loss) per share
Loss as reported	$(33.6)	$(242.1)	$(4.03)	$(8.6)	$(6.1)	$(0.10)
Acquisition related adjustments	4.9	3.0	0.05	7.8	5.7	0.09
Impairment of goodwill	14.9	14.9	0.25	—	—	—
Income taxes—increase in valuation allowance	—	211.5	3.52	—	0.3	—

Non-GAAP loss as adjusted	$(13.8)	$(12.7)	$(0.21)	$(0.8)	$(0.1)	$(0.01)

The acquisition-related adjustments reflect amortization of acquisition intangibles of $4.9 million related to acquisitions closed in March 2011. Adjusted operating income for the first quarter of 2012 was $(13.8) million and adjusted net earnings was $(0.21) per share as described in the Non-GAAP Financial Measures section of this release.

About Intermec, Inc.

Intermec Inc. (NYSE:IN) develops and integrates products, services and technologies that identify, track and manage supply chain assets and information. Core technologies include rugged mobile computing and data collection systems, voice solutions that increase business performance, bar code printers, label media, and RFID. The Company’s products and services are used by customers in many industries worldwide to improve the productivity, quality and responsiveness of business operations. For more information about Intermec, visit www.intermec.com or call 800-347-2636.

Contact:

Dan Evans

Investor Relations

425-267-2975

dan.evans@intermec.com

Non-GAAP Financial Measures

This press release includes Non-GAAP financial measures for operating income (loss), net earnings (loss), earnings (loss) per diluted share, EBITDA, Adjusted EBITDA and gross margins. Reconciliations of each of these Non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliation of GAAP to Non-GAAP operating (loss) and adjusted EBITDA, Reconciliation of GAAP to Non-GAAP Gross Margins, for the Quarter Ending April 1, 2012, attached to this press release.

Our Non-GAAP measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to and not as an alternative or substitute for the measures prepared in accordance with generally accepted accounting principles.

We believe that excluding items such as, but not limited to, allowances for deferred tax assets, impairment charges, restructuring charges (principally related to severance costs in connection with distinct organizational initiatives to reduce costs and improve operational efficiency), costs related to completion of acquisitions and certain opening accounting adjustments, goodwill impairments, amortization of intangibles and non-cash stock based compensation expenses provides supplemental information useful to investors’ and management’s understanding of Intermec’s core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

Statements made in this release and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: our view of general economic and market conditions, our revenue, expenses, earnings or financial outlook for the first two quarters of 2012, the full-year of 2012, the current period or any other period, our impairment analysis for goodwill and long-lived assets, our deferred tax valuation allowances, the applicability and results of accounting policies and analyses used in our financial reporting, the necessity to update information in our periodic or other required reports, our cost reduction plans, and our ability to develop, produce, market or sell our products, either directly or through third parties, to reduce or control expenses, to improve efficiency, to realign resources, or to continue operational improvement and year-over-year or sequential growth. They also include, without limitation, statements about future financial and operating results of our Company after the acquisition of other businesses and the benefits of such acquisitions. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, on our website at www.intermec.com.

INTERMEC, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	April 1, 2012	April 3, 2011
Revenues:
Product	$136,471	$141,736
Service	43,207	36,782

Total revenues	179,678	178,518
Costs and expenses:
Cost of product revenues	91,339	87,797
Cost of service revenues	22,414	22,427
Research and development	20,009	17,815
Selling, general and administrative	66,007	54,242
Acquisition costs	—	4,839
Gain on intellectual property sales	(1,400)	—
Impairment of goodwill	14,925	—

Total costs and expenses	213,294	187,120

Operating loss	(33,616)	(8,602)
Interest income	121	98
Interest expense	(750)	(511)

Loss before income taxes	(34,245)	(9,015)
Income tax expense (benefit)	207,845	(2,938)

Net loss	(242,090)	(6,077)

Basic loss per share	$(4.03)	$(0.10)
Diluted loss per share	$(4.03)	$(0.10)

Shares used in computing basic loss per share	60,030	60,367
Shares used in computing diluted loss per share	60,030	60,367

INTERMEC, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	April 1, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$85,321	$95,108
Short-term investments	203	170
Accounts receivable, net	112,837	139,737
Inventories	107,745	103,622
Current deferred tax assets, net	8,422	84,541
Other current assets	29,117	24,226

Total current assets	343,645	447,404
Deferred tax assets, net	7,889	141,064
Goodwill	128,585	143,510
Intangibles, net	57,303	61,996
Property, plant and equipment, net	44,821	47,086
Other assets, net	27,786	28,230

Total assets	$610,029	$869,290

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$75,818	$92,607
Payroll and related expenses	23,872	32,540
Deferred revenue	54,598	47,234
Accrued expenses	28,928	35,118

Total current liabilities	183,216	207,499
Long-term debt	85,000	85,000
Pension and other postretirement benefits liabilities	125,901	124,058
Long-term deferred revenue	28,567	28,960
Other long-term liabilities	16,298	15,344
Commitments and contingencies
Shareholders' equity:
Common stock (250,000 shares authorized, 63,096 and 62,956 shares issued and 59,847 and 59,717 outstanding)	636	636
Additional paid-in capital	700,912	697,597
Accumulated deficit	(452,417)	(210,327)
Accumulated other comprehensive loss	(78,084)	(79,477)

Total shareholders’ equity	171,047	408,429

Total liabilities and shareholders’ equity	$610,029	$869,290

INTERMEC, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended
	April 1,	April 3,
	2012	2011
Cash and cash equivalents at beginning of the period	$95,108	$221,467
Cash flows from operating activities:
Net loss	(242,090)	(6,077)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,808	4,907
Impairment of goodwill	14,925
Deferred taxes	210,804	(4,383)
Stock-based compensation	2,641	2,328
Gain on intellectual property sales	(1,400)	—
Change in pension and other postretirement plans, net	(302)	(159)
Changes in operating assets and liabilities:
Accounts receivable	29,899	13,152
Inventories	(3,916)	2,357
Accounts payable	(17,113)	(2,128)
Accrued expenses	(6,134)	(14,454)
Payroll and related expenses	(8,964)	4,409
Deferred revenue	6,099	6,705
Other operating activities	(5,276)	(4,310)

Net cash provided by (used in)operating activities	(12,019)	2,347

Cash flows from investing activities:
Acquisitions, net of cash acquired	—	(199,018)
Additions to property, plant and equipment	(1,792)	(4,115)
Proceeds from intellectual property sales	1,650	—
Other investing activities	(11)	(371)

Net cash used in investing activities	(153)	(203,504)

Cash flows from financing activities:
Proceeds from issuance of debt	—	97,000
Stock repurchase	—	(4,535)
Stock options exercised and other	674	524

Net cash provided by financing activities	674	92,989

Effect of exchange rate changes on cash and cash equivalents	1,711	3,818

Net change in cash and cash equivalents	(9,787)	(104,350)

Cash and cash equivalents at end of the period	$85,321	$117,117

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING INCOME (LOSS) AND ADJUSTED EBITDA

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended April 1, 2012					Three Months Ended April 3, 2011
	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	EBITDA Adjustments	Adjusted EBITDA	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	EBITDA Adjustments	Adjusted EBITDA
Total revenues	$179,678	$—	$179,678	$—	$179,678	$178,518	$726	$179,244	$—	$179,244
Costs and expenses:
Cost of revenues	113,753	(3,648)	110,105	(1,774)	108,331	110,224	(2,265)	107,959	(1,858)	106,101
Research and development	20,009	—	20,009	(297)	19,712	17,815	—	17,815	(277)	17,538
Selling, general and administrative	66,007	(1,201)	64,806	(4,882)	59,924	54,242	—	54,242	(3,998)	50,244
Acquisition costs	—	—	—	—	—	4,839	(4,839)	—	—	—
Gain on intellectual property sales	(1,400)	—	(1,400)	—	(1,400)	—	—	—	—	—
Impairment of goodwill	14,925	(14,925)	—	—	—	—	—	—	—	—

Total costs and expenses	213,294	(19,774)	193,520	(6,953)	186,567	187,120	(7,104)	180,016	(6,133)	173,883

Operating income (loss)	$(33,616)	$19,774	$(13,842)	$6,953	$(6,889)	$(8,602)	$7,830	$(772)	$6,133	$5,361

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGINS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended April 1, 2012				Three Months Ended April 3, 2011
	As Reported	Non-GAAP Adjustments		Non-GAAP as Adjusted	As Reported	Non-GAAP Adjustments		Non-GAAP as Adjusted
Revenues:
Product	$136,471	$—		$136,471	$141,736	$—		$141,736
Service	43,207	—		43,207	36,782	726	b	37,508

Total revenues	$179,678	$—		$179,678	$178,518	$726.00		$179,244

Cost of revenues:
Product	$91,339	$(3,648	)a	$87,691	$87,797	$(2,265	)c	$85,532
Service	22,414	—		22,414	22,427			22,427

Total cost of revenues	$113,753	$(3,648)		$110,105	$110,224	(2,265)		$107,959

Gross margins:
Product	33.1%			35.7%	38.1%			39.7%
Service	48.1%			48.1%	39.0%			40.2%
Total	36.7%			38.7%	38.3%			39.8%

a - Acquisition related intangible amortization

b - Acquisition fair value of service revenue.

c - $1,102 of acquisition related intangible amortization, $1,163 of acquisition fair value of inventory

INTERMEC, INC.

SUPPLEMENTAL INFORMATION: EBITDA AND ADJUSTED EBITDA CALCULATION

(In thousands, except per share amounts)

	Three Months Ended
	April 1, 2012	April 3, 2011
Operating loss, as reported	$(33,616)	$(8,602)
Acquisition adjustments
Acquisition fair-value adjustments	—	1,889
Intangible amortization	4,496	1,102
Acquisition costs	—	4,839
Impairment of goodwill	14,925	—
Other	353	—

Total adjustments	19,774	7,830

Non-GAAP operating loss	$(13,842)	$(772)
Adjusted EBITDA calculation
Add: depreciation and amortization (excluding acquisition related)	$4,312	$3,805
Add: stock-based compensation	2,641	2,328

Adjusted EBITDA	$(6,889)	$5,361

Intermec is providing disclosure of the reconciliation of certain Non-US GAAP financial measures used in our financial reporting and within our press release, among other places, to our comparable financial measures on a US GAAP basis. The Company believes that these Non-US GAAP financial measures provide investors the additional information to evaluate financial performance in a way that is comparable to measures reported by other technology companies.

Earnings before interest, taxes, depreciation, and amortization (EBITDA) is net income/loss before provisions for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered an alternative to, or more meaningful than, income before income taxes, cash flow from operations, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of adjusted EBITDA adds back the non-cash effect of stock-based compensation as accounted for under ACS 718 as we believe this is a meaningful view of our true cash earnings. Adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-US GAAP measure in the same manner.

INTERMEC, INC.

SUPPLEMENTAL SALES INFORMATION BY CATEGORY

(Amounts in millions)

(Unaudited)

	Three Months Ended
	April 1, 2012	Percent of Revenues	April 3, 2011	Percent of Revenues	Percent Change in Revenues
Revenues by category:
Intermec-branded:
Systems and solutions	$81.8	45.5%	$90.4	50.6%	-9.5%
Printer and media	35.5	19.8%	43.4	24.3%	-18.2%
Service	35.0	19.5%	34.9	19.6%	0.3%
Voice solutions	27.4	15.2%	9.8	5.5%	179.6%

Total revenues	$179.7	100.0%	$178.5	100.0%	0.7%

SUPPLEMENTAL SALES INFORMATION BY GEOGRAPHICAL REGION

(Amounts in millions)

(Unaudited)

	Three Months Ended
	April 1, 2012	Percent of Revenues	April 3, 2011	Percent of Revenues	Percent Change in Revenues
Revenues by geographic region:
North America	$91.7	51.0%	$78.4	43.9%	17.0%
Europe, Middle East and Africa (EMEA)	54.6	30.4%	65.9	36.9%	-17.1%
Latin America	19.9	11.1%	19.9	11.2%	0.0%
Asia Pacific	13.5	7.5%	14.3	8.0%	-5.6%

Total revenues	$179.7	100.0%	$178.5	100.0%	0.7%